Accel Entertainment Announces Q1 2022 Operating Results

Chicago, IL – May 4, 2022 – Accel Entertainment, Inc. (NYSE: ACEL) today announced certain financial and operating results for the first quarter ended March 31, 2022.

Highlights:
•Revenue of $196.9 million for Q1 2022, an increase of 34% compared to Q1 2021
•Q1 2022 revenue per location per day increased 3% vs Q1 2021
•Net income of $15.8 million for Q1 2022; an increase of 952% compared to Q1 2021
•Adjusted EBITDA of $35.2 million for Q1 2022; an increase of 37% compared to Q1 2021
•Q1 2022 ended with 2,565 locations; an increase of 4% compared to Q1 2021
•Q1 2022 ended with 13,663 video gaming terminals (“VGTs”); an increase of 7% compared to Q1 2021
•Q1 2022 ended with $147 million of net debt; a decrease of 22% compared to Q1 2021
•Repurchased $14 million of Accel Class A-1 common stock in Q1 2022
•Acquisition of Century Gaming, Inc. ("Century") on track to close at the end of May

In January, the Illinois Gaming Board ("IGB") began enforcing the 72-hour rule which requires operators to remove equipment from a location if there is no activity for 72 hours, regardless of whether the pause was due to temporary reasons such as location repairs, remodeling, or an ownership change. The 72-hour rule accelerated Accel's planned removals for the next several months and, as a result, Accel removed its equipment from 30 locations with 150 VGTs.
Accel CEO Andy Rubenstein commented, “Our solid performance this quarter is a direct testament to the strength of our business and loyalty of our customer base, even in an inflationary environment. Looking ahead, we remain focused on closing the Century acquisition as we bring together the best practices of both our companies, and we continue to see compelling opportunities for additional expansion. Accel’s asset-light, hyper-local business model remains our unique competitive advantage, and we look forward to capturing new growth, driving more value for our shareholders and further cementing our position as the leader in our market.”

Condensed Consolidated Statements of Operations and Other Data
	Three Months Ended March 31,
(in thousands)	2022	2021

Total revenues	$196,891	$147,069
Operating income	21,207	9,555
Income before income tax expense	20,623	3,414
Net income	15,788	1,501
Other Financial Data:
Adjusted EBITDA(1)	35,242	25,813
Adjusted net income (2)	17,605	11,057

(1)
Adjusted EBITDA is defined as net income plus amortization of route and customer acquisition costs and location contracts acquired; (gain) loss on change in fair value of contingent earnout shares; stock-based compensation expense; other expenses, net; tax effect of adjustments; depreciation and amortization of property and equipment; interest expense; emerging markets; and income tax expense. For additional information on Adjusted EBITDA and a reconciliation of net income to Adjusted EBITDA, see “Non-GAAP Financial Measures—Adjusted net income and Adjusted EBITDA.”

(2)
Adjusted net income is defined as net income plus amortization of route and customer acquisition costs and location contracts acquired; (gain) loss on change in fair value of contingent earnout shares; stock-based compensation expense; other expenses, net; and tax effect of adjustments. For additional information on Adjusted net income and a reconciliation of net income to Adjusted net income, see "Non-GAAP Financial Measures— Adjusted net income and Adjusted EBITDA.”

Key Metrics
	As of March 31,
	2022	2021
Licensed establishments (1)	2,565	2,470
Video gaming terminals (2)	13,663	12,720
Average remaining contract term (years) (3)	7.0	6.7

	March 31,
	2022	2021
Location hold-per-day – for the three months ended(4) (in whole $)	$811	$784

(1)	Based on Scientific Games International third-party terminal operator portal data which is updated at the end of each gaming day and includes licensed establishments that may be temporarily closed but still connected to the central system. This metric is utilized by Accel to continually monitor growth from existing locations, organic openings, acquired locations, and competitor conversions.
(2)	Based on Scientific Games International third-party terminal operator portal data which is updated at the end of each gaming day and includes VGTs that may be temporarily shut off but still connected to the central system. This metric is utilized by Accel to continually monitor growth from existing locations, organic openings, acquired locations, and competitor conversions.
(3)	Calculated by determining the average expiration date of all outstanding contracts, and then subtracting the applicable measurement date. The IGB limited the length of contracts entered into after February 2, 2018 to a maximum of eight years with no automatic renewals.
(4)
Calculated by dividing the difference between cash deposited in all VGTs at each licensed establishment and tickets issued to players at each licensed establishment by the number of locations in operation each day during the period being measured. Then divide the calculated amount by the number of operating days in such period. Location hold-per-day for the three months ended March 31, 2021 is computed based on 72-eligible days of gaming (excludes 18 non-gaming days due to the IGB mandated COVID-19 shutdown).

Condensed Consolidated Statements of Cash Flows Data
	Three Months Ended March 31,
(in thousands)	2022	2021
Net cash provided by operating activities	$22,061	$21,586
Net cash used in investing activities	(6,387)	(2,462)
Net cash (used in) provided by financing activities	(19,562)	19,103

Non-GAAP Financial Measures
	Three Months Ended March 31,
(in thousands)	2022	2021
Net income	$15,788	$1,501
Adjustments:
Amortization of route and customer acquisition costs and location contracts acquired (1)	3,548	6,106
Stock-based compensation (2)	1,605	1,593
(Gain) loss on change in fair value of contingent earnout shares (3)	(3,417)	2,797
Other expenses, net (4)	2,556	2,053
Tax effect of adjustments (5)	(2,475)	(2,993)
Adjusted net income	$17,605	$11,057
Depreciation and amortization of property and equipment	5,841	5,989
Interest expense, net	4,001	3,344
Emerging markets (6)	485	517
Income tax expense	7,310	4,906
Adjusted EBITDA	$35,242	$25,813

(1) Amortization of route and customer acquisition costs and location contracts acquired consist of upfront cash payments and future cash payments to third-party sales agents to acquire the licensed video gaming establishments that are not connected with a business combination. Accel amortizes the upfront cash payment over the life of the contract, including expected renewals, beginning on the date the location goes live, and recognizes non-cash amortization charges with respect to such items. Future or deferred cash payments, which may occur based on terms of the underlying contract, are generally lower in the aggregate as compared to established practice of providing higher upfront payments, and are also capitalized and amortized over the remaining life of the contract. Future cash payments do not include cash costs associated with renewing customer contracts as Accel does not generally incur significant costs as a result of extension or renewal of an existing contract. Location contracts acquired in a business combination are recorded at fair value as part of the business combination accounting and then amortized as an intangible asset on a straight-line basis over the expected useful life of the contract of 10 years. “Amortization of route and customer acquisition costs and location contracts acquired” aggregates the non-cash amortization charges relating to upfront route and customer acquisition cost payments and location contracts acquired.
(2)    Stock-based compensation consists of options, restricted stock units and warrants.
(3)    (Gain) loss on change in fair value of contingent earnout shares represents a non-cash fair value adjustment at each reporting period end related to the value of these contingent shares. Upon achieving such contingency, shares of Class A-2 common stock convert to Class A-1 common stock resulting in a non-cash settlement of the obligation.
(4)    Other expenses, net consists of (i) non-cash expenses including the remeasurement of contingent consideration liabilities, (ii) non-recurring expenses relating to lobbying efforts and legal expenses in Pennsylvania and lobbying efforts in Missouri, (iii) non-recurring costs associated with COVID-19 and (iv) other non-recurring expenses.
(5)    Calculated by excluding the impact of the non-GAAP adjustments from the current period tax provision calculations.
(6)    Emerging markets consist of the results, on an Adjusted EBITDA basis, for non-core jurisdictions where our operations are developing. Markets are no longer considered emerging when Accel has installed or acquired at least 500 gaming terminals in the jurisdiction, or when 24 months have elapsed from the date Accel first installs or acquires gaming terminals in the jurisdiction, whichever occurs first.

Reconciliation of Debt to Net Debt
	As of March 31,
(in thousands)	2022	2021
Debt, net of current maturities	$323,057	$341,833
Plus: Current maturities of debt	18,457	18,250
Less: Cash and cash equivalents	(194,898)	(172,678)
Net debt	$146,616	$187,405

Conference Call
Accel will host an investor conference call on May 5, 2022 at 11 a.m. Central Time (12 p.m. Eastern Time) to discuss these operating and financial results. Interested parties may join the live webcast by registering at https://www.incommglobalevents.com/registration/q4inc/10452/accel-entertainment-q1-2022-earnings-call/. Registering in advance of the call will provide listeners with a personalized link to view the webcast and an individual dial-in for the call. This registration link to the live webcast will also be available on Accel’s investor relations website, as well as a replay of the webcast following completion of the call: ir.accelentertainment.com.
About Accel
Accel believes it is the leading distributed gaming operator in the United States on an Adjusted EBITDA basis, and a preferred partner for local business owners in the Illinois market. Accel’s business consists of the installation, maintenance and operation of VGTs, redemption devices that disburse winnings and contain ATM functionality, and other amusement devices in authorized non-casino locations such as restaurants, bars, taverns, convenience stores, liquor stores, truck stops, and grocery stores.

Forward Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as

amended. All statements, other than statements of historical fact, contained in this press release are forward-looking statements, including, but not limited to, any statements regarding our 2022 guidance, including with respect to the duration and impact of the COVID-19 pandemic (including expected operating expenses related thereto), potential acquisitions or strategic alliances, and our estimates of number of VGTs, locations, revenues, Adjusted EBITDA, capital expenditures, and Net Debt. The words “predict,” “estimated,” “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “will,” “would,” “continue,” and similar expressions or the negatives thereof are intended to identify forward looking statements. These forward looking statements represent our current reasonable expectations and involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance and achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. We cannot guarantee the accuracy of the forward-looking statements, and you should be aware that results and events could differ materially and adversely from those contained in the forward looking statements due to a number of factors including, but not limited to: the existing and potential future adverse impact of the COVID-19 pandemic on Accel’s business, operations and financial condition, including as a result the suspensions of all video gaming terminal operations by the Illinois Gaming Board between November 19, 2020 and January 23, 2021, which suspensions could be reinstated; Accel’s ability to operate in existing markets or expand into new jurisdictions; Accel’s ability to manage its growth effectively; Accel’s ability to offer new and innovative products and services that fulfill the needs of licensed establishment partners and create strong and sustained player appeal; Accel’s dependence on relationships with key manufacturers, developers and third parties to obtain VGTs, amusement machines, and related supplies, programs, and technologies for its business on acceptable terms; the negative impact on Accel’s future results of operations by the slow growth in demand for VGTs and by the slow growth of new gaming jurisdictions; Accel’s heavy dependency on its ability to win, maintain and renew contracts with licensed establishment partners; unfavorable economic conditions or decreased discretionary spending due to other factors such as epidemics or other public health issues (including COVID-19 and its variant strains), terrorist activity or threat thereof, civil unrest or other economic or political uncertainties, that could adversely affect Accel’s business, results of operations, cash flows and financial conditions and other risks and uncertainties indicated from time to time in documents filed or to be filed with the Securities and Exchange Commission (“SEC”).
Anticipated effects or benefits from the contemplated transaction may not ultimately occur, including expected revenues; effective integration of Century’s operations, establishments and terminals with our own; integration of new technology to our own portfolio; and, integration of player rewards programs into our own system or expansion of those rewards programs in other US markets. We cannot guarantee the accuracy of the forward-looking statements, and you should be aware that results and events could differ materially and adversely from those contained in the forward-looking statements due to a number of factors including, but not limited to the existing and potential future adverse impact of the COVID-19 pandemic on Century’s business, operations and financial condition, including as a result of any suspension of gaming operations in Nevada or Montana; our ability to expand effectively into Nevada and Montana; our ability to manage growth effectively; our ability to offer new and innovative products and services that fulfill the needs of Century’s establishment partners and create strong and sustained player appeal; Century’s dependence on relationships with key manufacturers, developers and third parties; the negative impact on Century’s future results of operations by the slow growth in demand for gaming terminals and by slow growth of gaming in Nevada and Montana; Century’s heavy dependency on its ability to win, maintain and renew contracts with licensed establishment partners; unfavorable economic conditions or decreased discretionary spending due to other factors such as epidemics or other public health issues (including COVID-19), terrorist activity or threat thereof, civil unrest or other economic or political uncertainties, that could adversely affect Accel’s or Century’s business, results of operations, cash flows and financial conditions and other risks and uncertainties.
Accordingly, forward-looking statements, including any projections or analysis, should not be viewed as factual and should not be relied upon as an accurate prediction of future results. The forward-looking statements contained in this press release are based on our current expectations and beliefs concerning future developments and their potential effects on the Accel. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the sections entitled “Risk Factors” in the Quarterly Reports on Form 10-Q and in the Annual Report on Form 10-K filed by Accel with the SEC, as well as Accel’s other filings with the SEC. Except as required by law, we do not undertake publicly to update or revise these statements, even if experience or future changes make it clear that any projected results expressed in this or other press releases or future quarterly reports, or company statements will not be realized. In addition, the inclusion of any statement in this press release does not constitute an admission by us that the events or circumstances described in such statement are material. We qualify all of our forward-looking statements by these cautionary statements. In addition, the industry in which we operate is subject to a high degree of uncertainty and risk due to a variety of factors including those described in the section entitled “Risk Factors” in the Quarterly Reports on Form 10-Q and in the Annual Report on Form 10-K filed by Accel with the SEC, as well as Accel’s other filings with the SEC. These and other factors could cause our results to differ materially from those expressed in this press release.

Non-GAAP Financial Information
This press release includes certain financial information not prepared in accordance with Generally Accepted Accounting Principles in the United States (“GAAP”), including Adjusted EBITDA, Adjusted net income, and Net Debt. Adjusted EBITDA, Adjusted net income, and Net Debt are non-GAAP financial measures and are key metrics used to monitor ongoing core operations. Management of Accel believes Adjusted EBITDA, Adjusted net income, and Net Debt enhance the understanding of Accel’s underlying drivers of profitability and trends in Accel’s business and facilitates company-to-company and period-to-period comparisons, because these non-GAAP financial measures exclude the effects of certain non-cash items, represents certain nonrecurring items that are unrelated to core performance, or excludes non-core operations. Management of Accel also believes that these non-GAAP financial measures are used by investors, analysts and other interested parties as measures of financial performance.
Adjusted EBITDA, Adjusted net income, and Net Debt
Although Accel excludes amortization of route and customer acquisition costs and location contracts acquired from Adjusted EBITDA and Adjusted net income, Accel believes that it is important for investors to understand that these route, customer and location contract acquisitions contribute to revenue generation. Any future acquisitions may result in amortization of route and customer acquisition costs and location contracts acquired.
Adjusted EBITDA, Adjusted net income, and Net Debt are not recognized terms under GAAP. These non-GAAP financial measures excludes some, but not all, items that affect net income, and these measures may vary among companies. These non-GAAP financial measures are unaudited and have important limitations as an analytical tool, should not be viewed in isolation and do not purport to be alternatives to net income as indicators of operating performance.

[*] Although we provide guidance for Adjusted EBITDA, we are not able to provide guidance for net income, the most directly comparable GAAP measure. Certain elements of the composition of GAAP net income, including stock-based compensation expenses, are difficult to predict and estimate, and are often dependent on future events which may be uncertain or outside of our control. These elements make it impractical for us to provide guidance on net income or to reconcile our Adjusted EBITDA guidance to net income without unreasonable efforts. For the same reason, we are unable to address the probable significance of the unavailable information.

Media Contact:
Eric Bonach
Abernathy MacGregor
212-371-5999
ejb@abmac.com

ACCEL ENTERTAINMENT, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
(Unaudited)

(In thousands, except per share amounts)	Three Months Ended March 31,
	2022	2021
Revenues:
Net gaming	$188,462	$140,464
Amusement	4,990	4,049
ATM fees and other revenue	3,439	2,556
Total net revenues	196,891	147,069
Operating expenses:
Cost of revenue (exclusive of depreciation and amortization expense shown below)	132,620	98,891
General and administrative	31,119	24,475
Depreciation and amortization of property and equipment	5,841	5,989
Amortization of route and customer acquisition costs and location contracts acquired	3,548	6,106
Other expenses, net	2,556	2,053
Total operating expenses	175,684	137,514
Operating income	21,207	9,555
Interest expense, net	4,001	3,344
(Gain) loss on change in fair value of contingent earnout shares	(3,417)	2,797
Income before income tax expense	20,623	3,414
Income tax expense	4,835	1,913
Net income	$15,788	$1,501
Net income per common share:
Basic	$0.17	$0.02
Diluted	0.17	0.02
Weighted average number of shares outstanding:
Basic	92,993	93,471
Diluted	93,741	94,280

Comprehensive income
Net income	$15,788	$1,501
Unrealized gain on investment in convertible notes (net of income taxes of $0 and $187, respectively)	—	469
Unrealized gain on interest rate caplets (net of income taxes of $1,934 and $0, respectively)	4,864	—
Comprehensive income	$20,652	$1,970

ACCEL ENTERTAINMENT, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except par value and share amounts)	March 31,	December 31
	2022	2021
Assets	(Unaudited)
Current assets:
Cash and cash equivalents	$194,898	$198,786
Prepaid expenses	6,279	6,998
Interest rate caplets	10,532	—
Investment in convertible notes	32,065	32,065
Other current assets	10,830	10,146
Total current assets	254,604	247,995
Property and equipment, net	157,278	152,251
Other noncurrent assets:
Route and customer acquisition costs, net	15,935	15,913
Location contracts acquired, net	147,397	150,672
Goodwill	46,199	46,199
Other assets	3,101	3,043
Total other noncurrent assets	212,632	215,827
Total assets	$624,514	$616,073
Liabilities and Stockholders’ Equity
Current liabilities:
Current maturities of debt	$18,457	$17,500
Current portion of route and customer acquisition costs payable	2,043	2,079
Accrued location gaming expense	3,359	3,969
Accrued state gaming expense	12,769	11,441
Accounts payable and other accrued expenses	19,397	14,616
Accrued compensation and related expenses	4,244	8,886
Current portion of consideration payable	12,101	13,344
Total current liabilities	72,370	71,835
Long-term liabilities:
Debt, net of current maturities	323,057	324,022
Route and customer acquisition costs payable, less current portion	3,871	3,953
Consideration payable, less current portion	12,006	12,706
Contingent earnout share liability	39,414	42,831
Warrant and other long-term liabilities	17	17
Deferred income tax liability	6,957	2,248
Total long-term liabilities	385,322	385,777
Stockholders’ equity :
Preferred Stock, par value of $0.0001; 1,000,000 shares authorized; 0 shares issued and outstanding at March 31, 2022 and December 31, 2021	—	—
Class A-1 Common Stock, par value $0.0001; 250,000,000 shares authorized; 92,484,542 shares issued and outstanding at March 31, 2022; 93,410,563 shares issued and outstanding at December 31, 2021	9	9
Additional paid-in capital	189,299	187,656
Accumulated other comprehensive income	4,864	—
Accumulated deficit	(4,433)	(20,221)
Total stockholders' equity	166,822	158,461
Total liabilities and stockholders' equity	$624,514	$616,073